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                                                                   EXHIBIT 10.34




                    AMENDMENT NO. 1 TO FULL SERVICE FACILITY
                            AND MANAGEMENT AGREEMENT


         This Amendment No. 1 to the Full Service Facility and Management Agreement (the "Amendment") is entered into effective September 1, 1996 by and between JCW Medical Associates, P.A., a Texas professional association ("JCW") and Doctors Practice Management, Inc., a Texas corporation ("DPMI").

                                  WITNESSETH:

         WHEREAS, JCW and DPMI desire to amend the Full Service Facility and Management Agreement dated May 1, 1996 (the "Management Agreement"); and

         WHEREAS, JCW and DPMI, following the execution and effectiveness of this Amendment, desire to continue the Full Service Facility and Management Agreement in full force and effect without further amendment thereto;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT. The parties hereto hereby agree that Section 5.1 of the Management Agreement is hereby amended to reduce the management fee from 65% of annual collected revenue to 40% of annual collected revenue.

         2. ENTIRE AGREEMENT; NO FURTHER AMENDMENTS. The parties hereto acknowledge and agree that this Amendment and the Management Agreement represent the entire agreement of the parties with respect to the subject matter thereof and that there exists no other agreements or understandings between the parties with respect to the subject matter thereof. The Management Agreement may not be further amended without the written consent of both parties thereto.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of September 1, 1996.

                                           DOCTORS PRACTICE MANAGEMENT, INC.


                                           By: /s/  Philip Chan
                                              --------------------------------
                                               PHILIP CHAN, VICE PRESIDENT

                                           JCW MEDICAL ASSOCIATES, P.A.


                                           By: /s/  Jerome Wasserstein
                                              --------------------------------
                                               DR. JEROME WASSERSTEIN